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                                                                  EXHIBIT 10-2.3

                             COLLATERAL ASSIGNMENT

             THIS ASSIGNMENT, made and entered into this 31st day of July 1987, by and between JACK A. ROUNICK and STUART SAVETT, Trustees under the Rounick Family Irrevocable Insurance Trust dated October 27, 1986 (the "Owner") and DEB SHOPS, INC. (the "Assignee").

                                  WITNESSETH:

             WHEREAS, the Owner owns Life Insurance Policy No. 3779930-1 issued by Manufacturer's Life Insurance Company ("Insurer") and any supplemental contracts issued in connection therewith (such policy and contracts herein called "Policy"); and

             WHEREAS, the Policy insures the lives of the last to die of Marvin Rounick and Judy Rounick ("Insured"); and

             WHEREAS, the Assignee has agreed to contribute a portion of the annual premium due on the Policy, as more specifically provided for in that certain Split Dollar Insurance Agreement entered into between the Insured and the Assignee of even date herewith (the "Agreement"); and

             WHEREAS, in consideration of the Assignee agreeing to pay a portion of the premiums, the Owner agrees to grant the Assignee a security interest in said Policy as collateral security for the payment to the Assignee of all amounts due to Assignee pursuant to this Agreement.



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             NOW, THEREFORE, for value received, the undersigned hereby assigns, transfers and sets over to the Assignee, its successors and assigns, the Policy, subject to the following terms and conditions:

             1. This Assignment is made, and the Policy is to be held, as collateral security for the payments required to be received by Assignee, pursuant to the terms of the Agreement.

             2. The Assignee shall have the right to pledge or assign its interest in the Policy, subject to the terms of the Agreement and to this Assignment.

             3. The Assignee's interest in the Policy shall further be limited to the right to recover the greater of its net premium outlay (as defined in the Agreement) or the cash surrender value of the Policy, as provided in paragraph 4.(b) of the Agreement.

             4. Except as specifically herein granted to the Assignee, the Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the right to assign its interest in the Policy, the right to change the beneficiary of the Policy, and the right to exercise all settlement options permitted by the terms of the Policy; provided, however, that all rights retained by the Owner, transferee and beneficiary shall be subject to the terms and conditions of the Agreement and this Assignment and that no loan may be made against the Policy except for the payment of premiums on the Policy.

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             5. The Assignee shall, upon request, forward the Policy to the
Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

             6. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the amount of his net premium outlay, the termination of the Agreement, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby to the Assignee and the receipt of the Assignee for any sums received by him shall be a full discharge and release therefor to the Insurer.

             7. If Insurer is made or elects to become a party to any litigation concerning the proper apportionment of the death proceeds, cash surrender value, loan value or ownership rights under this Assignment, the Owner and Assignee and their transferees agree to be jointly and severally liable for the Insurer's litigation expenses, including reasonable attorney fees.

             8. Upon the full payment to the Assignee of the amount to which it is entitled under paragraph 4.(b) of the Agreement, the Assignee shall reassign the Policy to the Owner and all specific

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rights included in this Collateral Assignment; provided, however, the Insurer shall only be required to release this Assignment pursuant to written instructions received from the Assignee.

             9. All matters respecting the validity, effect and interpretation of this Assignment shall be determined in accord with the laws of the State of Pennsylvania.

             IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Assignment the date and year first above written.

                                           Assignee:

ATTEST:                                    DEB SHOPS, INC.

/s/ Warren Weiner                          By: /s/ Marvin Rounick
------------------------                      ---------------------------------
Warren Weiner, Secretary                      Marvin Rounick, President

WITNESS                                    Owner:


                                           ROUNICK FAMILY IRREVOCABLE INSURANCE
                                                       TRUST

/s/ Barry H. Frank                         /s/ JACK ROUNICK
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                                           JACK ROUNICK, Trustee

/s/ Barry H. Frank                         /s/ STUART SAVETT
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                                           STUART SAVETT, Trustee